                                 Exhibit 99.1

                            Computational Materials
                            -----------------------



                             [Begins on Next Page]

                                                                    EXHIBIT 99.1

                            COMPUTATIONAL MATERIALS
              ------ Corporate Bond Equivalent Yield Table ------

                                                                          Page 1
Lehman Brothers                                       Tue, 25 Apr 2000, 19:49:39

                        Bond Class A1  7.000 FIXED CPU
                        Current Balance $102,000,000.00

                         0% PSA             100% PSA           150% PSA            250% PSA           375% PSA          650% PSA
                    ---------------     ---------------     ---------------    ---------------    ---------------   ----------------
PRICE               CBE Yield   Dur     CBE Yield   Dur     CBE Yield   Dur    CBE Yield   Dur    CBE Yield   Dur   CBE Yield   Dur
---------------     ---------  ----     ---------  ----     ---------  ----    ---------  ----    ---------  ----   ---------  -----
         97-28        7.300    8.43       7.510    4.08       7.634    3.13      7.863    2.19      8.119    1.64     8.615    1.10
         98-00        7.285               7.479               7.593              7.805              8.041             8.500
         98-04        7.270               7.448               7.553              7.747              7.964             8.384
         98-08        7.255               7.417               7.512              7.690              7.887             8.269
         98-12        7.240               7.386               7.472              7.632              7.810             8.154
         98-16        7.225    8.46       7.355    4.10       7.432    3.15      7.574    2.20      7.733    1.64     8.040    1.10
         98-20        7.210               7.325               7.392              7.517              7.656             7.926
         98-24        7.195               7.294               7.352              7.459              7.579             7.812
         98-28        7.181               7.263               7.312              7.402              7.503             7.698
         99-00        7.166               7.233               7.272              7.345              7.427             7.584

         99-04        7.151    8.49       7.202    4.11       7.232    3.16      7.288    2.20      7.350    1.65     7.471    1.11
         99-08        7.136               7.172               7.193              7.231              7.274             7.358
         99-12        7.121               7.141               7.153              7.175              7.199             7.245
         99-16        7.107               7.111               7.113              7.118              7.123             7.133
         99-20        7.092               7.081               7.074              7.061              7.047             7.020
         99-24        7.077    8.52       7.050    4.13       7.035    3.17      7.005    2.21      6.972    1.66     6.908    1.11
         99-28        7.063               7.020               6.995              6.949              6.897             6.796
        100-00        7.048               6.990               6.956              6.892              6.822             6.685
        100-04        7.034               6.960               6.917              6.836              6.747             6.574
        100-08        7.019               6.930               6.878              6.780              6.672             6.462

        100-12        7.005    8.56       6.900    4.14       6.839    3.18      6.724    2.22      6.597    1.66     6.352    1.12
        100-16        6.990               6.870               6.800              6.669              6.523             6.241
        100-20        6.976               6.841               6.761              6.613              6.449             6.130
        100-24        6.961               6.811               6.722              6.557              6.374             6.020
        100-28        6.947               6.781               6.684              6.502              6.300             5.910
        101-00        6.933    8.59       6.752    4.16       6.645    3.19      6.447    2.23      6.226    1.67     5.801    1.12
        101-04        6.918               6.722               6.607              6.391              6.153             5.691
        101-08        6.904               6.692               6.568              6.336              6.079             5.582
        101-12        6.890               6.663               6.530              6.281              6.006             5.473
        101-16        6.876               6.634               6.491              6.226              5.932             5.364

        101-20        6.861    8.62       6.604    4.18       6.453    3.20      6.172    2.24      5.859    1.67     5.255    1.13
        101-24        6.847               6.575               6.415              6.117              5.786             5.147
        101-28        6.833               6.546               6.377              6.062              5.713             5.039
        102-00        6.819               6.517               6.339              6.008              5.641             4.931
        102-04        6.805               6.488               6.301              5.954              5.568             4.823

Average Life:        15.26                5.44                3.89               2.55               1.85              1.21
First Pay   :     05/25/00            05/25/00            05/25/00           05/25/00           05/25/00          05/25/00
Last Pay    :     06/25/24            11/29/12            01/25/09           07/25/05           12/25/03          07/25/02
Collateral Loss:      0.00    (0.00)      0.00    (0.00)      0.00    (0.00)     0.00    (0.00)     0.00    (0.00)    0.00    (0.00)
Agg. Bond Loss :      0.00    (0.00)      0.00    (0.00)      0.00    (0.00)     0.00    (0.00)     0.00    (0.00)    0.00    (0.00)

          1Y      2Y      3Y      5Y      10Y     3OY            Price to Maturity
          5.509   6.343   6.318   6.267   6.036   5.877

Notes: All yields and durations are based on MONTHLY payments of interest with an interest fee delay of 26 days.
       Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 4/28/00 settlement date.

________________________________________________________________________________
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information continued herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities of an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumption described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets, or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                      COMPUTATIONAL MATERIALS
                                       ------- Corporate Bond Equivalent Yield Table -------

Lehman Brothers                                                                                                               Page 2

                                              Bond Class A1          7.000 FIXED CPR
                                                  Current Balance $ 78,868,000.00

              0% PSA                 100% PSA              150% PSA           250% PSA            375% PSA           650% PSA
           ------------------    ------------------     ------------------   ---------------  ----------------  -----------------
Price      CBE Yield     Dur     CBE Yield     Dur      CBE Yield     Dur     Yield     Dur   CBE Yield  Dur     CBE Yield   Dur
-------    ----------   -----    ---------    -----     ---------    -----   ------    -----  ---------  -----   ----------------
    98-04      7.223    11.79      7.232    10.97       7.243       10.07    7.283     7.84   7.370      5.29     7.568     3.04
    98-08      7.212               7.220                7.231                7.267            7.346               7.526
    98-12      7.201               7.209                7.218                7.251            7.322               7.485
    98-16      7.190               7.197                7.206                7.235            7.299               7.443
    98-20      7.180               7.186                7.193                7.219            7.275               7.402
    98-24      7.169    11.83      7.174    11.00       7.181       10.10    7.203     7.86   7.251      5.30     7.360     3.05
    98-28      7.158               7.163                7.168                7.187            7.227               7.319
    99-00      7.148               7.151                7.156                7.171            7.204               7.278
    99-04      7.137               7.140                7.143                7.155            7.180               7.237
    99-08      7.127               7.129                7.131                7.139            7.156               7.196

    99-12      7.116    11.88      7.117    11.04       7.118       10.13    7.123    7.88    7.133      5.31     7.155     3.05
    99-16      7.106               7.106                7.106                7.107            7.109               7.114
    99-20      7.095               7.095                7.094                7.091            7.086               7.073
    99-24      7.085               7.083                7.082                7.075            7.062               7.032
    99-28      7.074               7.072                7.069                7.060            7.039               6.991
   100-00      7.064    11.92      7.061    11.08       7.057       10.16    7.044    7.90    7.015     5.32      6.951     3.06
   100-04      7.053               7.050                7.045                7.028            6.992               6.910
   100-08      7.043               7.038                7.033                7.012            6.969               6.869
   100-12      7.033               7.027                7.020                6.997            6.945               6.829
   100-16      7.022               7.016                7.008                6.981            6.922               6.788

   100-20      7.012    11.97      7.005    11.12       6.996       10.19    6.996    7.92    6.899     5.33      6.748     3.06
   100-24      7.002               6.994                6.984                6.950            6.876               6.708
   100-28      6.991               6.983                6.972                6.934            6.853               6.667
   101-00      6.981               6.972                6.960                6.919            6.830               6.627
   101-04      6.971               6.961                6.948                6.903            6.807               6.587
   101-08      6.961    12.02      6.950    11.15       6.936       10.22    6.888   7.94     6.784     5.34      6.547     3.07
   101-12      6.950               6.939                6.924                6.872            6.761               6.507
   101-16      6.940               6.928                6.912                6.857            6.738               6.467
   101-20      6.930               6.917                6.900                6.842            6.715               6.427
   101-24      6.920               6.906                6.888                6.826            6.692               6.387

   101-28      6.910    12.06      6.895    11.19       6.876      10.25     6.811   7.96     6.669    5.36       6.348     3.07
   102-00      6.900               6.884                6.864                6.796            6.646               6.308
   102-04      6.889               6.873                6.852                6.780            6.624               6.268
   102-08      6.879               6.862                6.840                6.765            6.601               6.229
   102-12      6.869               6.851                6.829                6.750            6.578               6.189

Average Life:       27.93            23.17               19.39               12.65             7.11             3.57
First Pay :      12/25/26         07/25/28            12/25/13            02/25/08          04/25/05          04/25/03
Last Pay:        06/25/29         06/25/29            06/25/29            06/23/29          06/25/29          08/25/04
Collateral Loss:     0.00    (0.00)   0.00       (0.00)   0.00     (0.00)     0.00     (0.00)   0.00     (0.00)   0.00   (0.00)
Agg. Bond Loss:      0.00    (0.00)   0.00       (0.00)   0.00     (0.00)     0.00     (0.00)   0.00     (0.00)   0.00   (0.00)

    1Y      2Y    3Y      5Y     10Y     30Y            Price to Maturity
    5.509  6.343  6.318   6.267  6.036   5.877

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information continued herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities of an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumption described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets, or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).